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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------



         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terrence G. Linnert and Kenneth L. Wagner, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B. F. Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of shares of the Company's Common Stock ($5 par value) to be issued pursuant to the Company's 2001 Stock Option Plan and the Company's Employee Stock Purchase Plan, including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to Registration Statements on Form S-8, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 17th day of April, 2001.

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

         /s/ David L. Burner
----------------------------------------                                -----------------------------------------
            (David L. Burner)                                                         (Diane C. Creel)
  Chairman of the Board, President and                                                    Director
  Chief Executive Officer, and Director
      (Principal Executive Officer)

     /s/ George A. Davidson, Jr.
----------------------------------------                                -----------------------------------------
        (George A. Davidson, Jr.)                                                (Harris E. DeLoach, Jr.)
                Director                                                                  Director

       /s/ James J. Glasser                                                        /s/ William R. Holland
----------------------------------------                                -----------------------------------------
          (James J. Glasser)                                                          (William R. Holland)
               Director                                                                    Director

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
                                                                                  /s/ Douglas E. Oleson
----------------------------------------                                -----------------------------------------
        (Robert D. Koney, Jr.)                                                     (Douglas E. Olesen)
     Vice President and Controller                                                       Director
     (Principal Accounting Officer)


      /s/ Richard de J. Osborne                                                  /s/ Alfred M. Rankin, Jr.
----------------------------------------                                -----------------------------------------
        (Richard de J. Osborne)                                                    (Alfred M. Rankin, Jr.)
              Director                                                                   Director


                                                                                    /s/ James R. Wilson
----------------------------------------                                -----------------------------------------
         (Ulrich Schmidt)                                                            (James R. Wilson)
     Senior Vice President and                                                            Director
      Chief Financial Officer
   (Principal Financial Officer)



                                               /s/ A. Thomas Young
                                    -----------------------------------------
                                                (A. Thomas Young)
                                                    Director

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